                                                                    Exhibit 10.1

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                               THE HOCKEY COMPANY,

                THE SUBSIDIARIES FROM TIME TO TIME PARTY THERETO

                                       AND

                              THE BANK OF NEW YORK,

                               AS COLLATERAL AGENT

                           --------------------------

                               FIRST AMENDMENT TO
                          PLEDGE AND SECURITY AGREEMENT
                            DATED AS OF MAY 22, 2003

                           --------------------------


      ---------------------------------------------------------------------

          FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of May 22, 2003 (the "FIRST AMENDMENT"), among The Hockey Company, a Delaware corporation (the "COMPANY"), certain Subsidiaries from time to time party thereto (the "SUBSIDIARIES") and The Bank of New York, as Collateral Agent (the "COLLATERAL AGENT").

          WHEREAS, the Company, Sport Maska Inc. and the Subsidiary Guarantors named therein have duly authorized, executed and delivered to The Bank of New York, as Trustee, that certain Indenture, dated as of April 3, 2002 and as supplemented from time to time (the "INDENTURE"), pursuant to which the Company's and Sport Maska Inc.'s 11 1/4% Senior Secured Note Units due 2009 were issued;

          WHEREAS, in connection with the Indenture, the Company and the Subsidiaries have duly authorized, executed and delivered to the Collateral Agent that certain Pledge and Security Agreement, dated as of April 3, 2002 and as supplemented or amended from time to time (the "PLEDGE AND SECURITY AGREEMENT"), pursuant to which the Company and the Subsidiaries, among other things, pledged certain certificated Securities;

          WHEREAS, in order principally to take advantage of beneficial tax treatment for intercompany financing arrangements by having a Swedish company, rather than a U.S. company, as the direct parent of certain of its subsidiaries, the Company completed a reorganization as of December 31, 2002 of its European subsidiaries whereby a Swedish holding company, named Nordic Hockey Company AB ("NORDIC HOCKEY COMPANY"), was formed and, pursuant to a series of share transfers and contributions, became the direct parent company of each of Jofa Holding AB and KHF Sports Oy;

          AND WHEREAS, the parties wish to execute this First Amendment in order to amend Schedule I to Pledge and Security Agreement to reflect that (i) (A) Nordic Hockey Company is now the wholly-owned subsidiary of WAP Holdings Inc. and (B) WAP Holdings Inc., pursuant to this First Amendment, now hereby pledges 100% of the Securities of Nordic Hockey Company under the Pledge and Security Agreement and (ii) (A) Sports Holdings Corp. is no longer the direct parent company of KHF Sports Oy, (B) WAP Holdings Inc. is no longer the direct parent company of Jofa Holding AB and (C) the respective pledges by Sports Holdings Corp. and WAP Holdings Inc. of the shares of such companies, pursuant to this First Amendment, are no longer effective and have been terminated;

          NOW, THEREFORE, pursuant to Section 7.2 of the Pledge and Security Agreement, the Company and certain of the Subsidiaries covenant and agree with the Collateral Agent, for the benefit of those who shall hold the 11 1/4% Senior Secured Note Units due 2009 from time to time, as hereinafter set forth.

                                    ARTICLE 1
                                  DEFINED TERMS

     In this First Amendment and in the recitals hereto, except as otherwise expressly provided herein or unless the context otherwise requires, words and expressions which are defined in the Pledge and Security Agreement shall have the meanings, when used herein and in the recitals hereto, as are ascribed to them in the Pledge and Security Agreement.


                                    ARTICLE 2
                             AMENDMENT TO SCHEDULE I

     2.1 Schedule I to Pledge and Security Agreement shall be amended and restated as attached hereto as Exhibit I.


                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

     3.1  Interpretation

          This First Amendment is an amendment to the Pledge and Security Agreement executed pursuant to Section 7.2 of the Pledge and Security Agreement. Upon execution, delivery and effectiveness pursuant to this First Amendment, the Pledge and Security Agreement shall be modified and amended in accordance with this First Amendment.

     3.2  Successors and Assigns

          All covenants and agreements in this First Amendment by the Company and the Subsidiaries party hereto or the Collateral Agent shall bind and inure to the benefit of their respective successors and assigns.

     3.3  Governing Law

          This First Amendment shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of any state or federal court located in the State of New York in any action or proceeding arising out of or relating to this First Amendment.

     3.4  Duplicate Originals

          The parties may sign any number of copies of this First Amendment. Each signed copy shall be deemed an original, but all of them together shall represent the same agreement.

     3.5  Collateral Agent Disclaimer

          The Collateral Agent shall not be responsible in any matter whatsoever for or in respect of the validity or sufficiency of this First Amendment, except with respect to the execution hereof by the Collateral Agent, nor shall the Collateral Agent be responsible for or in respect of the recitals contained herein, all of which are made solely by the Company and the Subsidiaries party hereto.

                           [Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.


                            THE HOCKEY COMPANY, as a Grantor


                            By:  /s/ Robert A. Desrosiers
                              --------------------------------------------------
                              Name:  Robert A. Desrosiers
                              Title: Chief Financial Officer and Vice President,
                                     Finance and Administration


                            SPORTS HOLDINGS CORP., as a Grantor


                            By:  /s/ Robert A. Desrosiers
                              --------------------------------------------------
                              Name:  Robert A. Desrosiers
                              Title: Chief Financial Officer and Vice President,
                                     Finance and Administration


                            WAP HOLDINGS INC., as a Grantor


                            By:  /s/ Robert A. Desrosiers
                              --------------------------------------------------
                              Name:  Robert A. Desrosiers
                              Title: Chief Financial Officer and Vice President,
                                     Finance and Administration


                            THE BANK OF NEW YORK, as Collateral Agent


                            By:  /s/ Patricia M. Phillips
                              --------------------------------------------------
                              Name:  Patricia M. Phillips
                              Title: Assistant Vice President

                                                                       EXHIBIT I

SCHEDULE I TO PLEDGE AND SECURITY AGREEMENT

Item A.  [DELETED]

Item B.  SECURITIES

Grantor: The Hockey Company
----------------------------------------------------------------------------------------------------- -----------------
ISSUER (CORPORATE)                                 AUTHORIZED                     OUTSTANDING            % OF SHARES
                                                     SHARES                         SHARES                 PLEDGED
----------------------------------------- ------------------------------ ---------------------------- -----------------
SLM Trademark Acquisition Corp.           3,000 Common Stock             3,000 Common Stock                  100%

----------------------------------------- ------------------------------ ---------------------------- -----------------
Sport Maska Inc.                          Unlimited number of Class A,   100 Class A Common Stock            100%
                                          B, C, and D Shares
                                                                         25,470,000 Class B
                                                                         Preferred Stock                     100%

----------------------------------------- ------------------------------ ---------------------------- -----------------
Maska U.S., Inc.                          500 Common Stock               460 Common Stock                    100%
                                          16,000 Preferred Stock         16,000 Preferred Stock              100%

----------------------------------------- ------------------------------ ---------------------------- -----------------
Sports Holding Corp.                      1,000,000 Class A Common       1,000 Class A Common Stock          100%
                                          Stock
                                          1,000,000 Class B Common                                           N/A
                                          Stock
                                          125,000 Preferred Stock                                            N/A
----------------------------------------- ------------------------------ ---------------------------- -----------------



Grantor: SLM Trademark Acquisition Corp.
-----------------------------------------------------------------------------------------------------------------------
ISSUER (CORPORATE)                              AUTHORIZED                   OUTSTANDING                 % OF SHARES
                                                  SHARES                       SHARES                      PLEDGED
----------------------------------------- ------------------------------ ---------------------------- -----------------
SLM Trademark Acquisition Canada           Unlimited number of Class A   10 Class A Common                   100%
Corporation                                and B Common Shares
                                           Unlimited number of Class A,
                                           B, C, and D Preferred
----------------------------------------- ------------------------------ ---------------------------- -----------------


Grantor: Sports Holding Corp.
-----------------------------------------------------------------------------------------------------------------------
ISSUER (CORPORATE)                                 AUTHORIZED                   OUTSTANDING             % OF SHARES
                                                     SHARES                       SHARES                  PLEDGED
----------------------------------------- ------------------------------ ---------------------------- -----------------
WAP Holdings Inc.                         2,000,000 Common Stock         1,630,000 Common Stock             100%
----------------------------------------- ------------------------------ ---------------------------- -----------------


Grantor: WAP Holding Inc.
-----------------------------------------------------------------------------------------------------------------------
ISSUER (CORPORATE)                                  AUTHORIZED                   OUTSTANDING            % OF SHARES
                                                      SHARES                       SHARES                 PLEDGED
----------------------------------------- ------------------------------ ---------------------------- -----------------
Nordic Hockey Company AB                  100 Common Shares              100 Common Shares                  100%
----------------------------------------- ------------------------------ ---------------------------- -----------------

                                        LIMITED LIABILITY COMPANY INTERESTS

ISSUER (LIMITED LIABILITY COMPANY)          % OF LIMITED LIABILITY                 TYPE OF LIMITED LIABILITY
                                           COMPANY INTERESTS PLEDGED               COMPANY INTERESTS PLEDGED
None


                                               PARTNERSHIP INTERESTS

                                                 % OF PARTNERSHIP                  TYPE OF PARTNERSHIP
ISSUER (PARTNERSHIP)                             INTERESTS PLEDGED                 INTERESTS PLEDGED
None
